The Beachbody Company Ticker: BODY September 2023

This presentation of The Beachbody Company, Inc. (the "Company”) contains “forward-looking” statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which are statements other than historical fact or in the future tense. These statements include but are not limited to statements regarding the Company’s future performance and market opportunity, including expected financial results for the fiscal year 2023, its business strategy, plans, and objectives and future operations. You can identify these statements by the use of terminology such as “believe”, “desire”, “plans”, “expect”, “will”, “should,” “could”, “estimate”, “anticipate” or similar forward-looking terms. You should not rely on these forward-looking statements as they involve risks and uncertainties that may cause actual results to vary materially from the forward-looking statements. Forward-looking statements are based upon various estimates and assumptions, as well as information known to the Company as of the date of the release of this presentation, and are subject to risks and uncertainties. Accordingly, actual results could differ materially due to a variety of factors, including: the Company’s ability to effectively compete in the fitness and nutrition industries; the ability to successfully enter the Company's target markets and total addressable markets; the ability to successfully acquire and integrate new operations; the reliance on a few key products; market conditions and global and economic factors beyond the Company’s control; intense competition and competitive pressures from other companies worldwide in the industries in which the Company operates; and litigation and the ability to adequately protect the Company’s intellectual property rights. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, refer to the “Risk Factors” section of the Company’s Securities and Exchange Commission (“SEC”) filings, including those risks and uncertainties included in the Form 10-K filed with the SEC on March 16, 2023, and quarterly reports on Form 10-Q, which are available on the Investor Relations page of the Beachbody website at https://investors.thebeachbodycompany.com and on the SEC website at www.sec.gov. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, performance, or achievements. The Company undertakes no obligation to update any of these forward-looking statements for any reason after the date of this press release or to conform these statements to actual results or revised expectations, except as required by law. Undue reliance should not be placed on forward-looking statements. Forward-Looking Statements

The only Fitness, Nutrition and Wellness platform Key Metrics: Q2-23 Revenue: $134.9 million Q2-23 Total Paid subscriptions: 1.7 million Q2-23 Gross margin: 61% Operating in the USA, Canada, UK and France Ticker: BODY MYX Connected Bike Track Record: History of EBITDA Profitability Impacted over 30 million consumers 786 million video streams

120 STREAMING PROGRAMS WITH OVER 8,500  UNIQUE STREAMING VIDEOS 121M STREAMED VIEWS IN 2022 95.2% AVERAGE MONTHLY DIGITAL RETENTION  1.53M PAID DIGITAL SUBSCRIPTIONS 11 MONTHLY WORKOUTS PER ACTIVE SUBSCRIBER SOME KEY METRICS Rounded Numbers as of June 30, 2023 31.6% DAU/MAU Daily Active Users/ Monthly Active Users 196,000 NUTRITION SUBSCRIPTIONS 58% GROSS MARGINS Ticker: BODY

MANAGEMENT TEAM

Ticker: BODY

A Strong, Collaborative Team with Extensive Experience

Carl Daikeler
Co-Founder & CEO



- Home Fitness category pioneer
- Co-creator of the first superfood health mix, Shakeology
- Active producer of multiple Broadway productions, winning two Tony Awards

Mark Goldston
Executive Chairman



- Chairman and CEO of United Online (and predecessor NetZero)
- President and CEO of Einstein Noah Bagel
- President of L.A. Gear and of Faberge
- Co-founder of Athletic Propulsion Labs (APL)
- Corporate turnaround expert who authored the book "The Turnaround Prescription"
- Prolific inventor with 112 US and Foreign patents

Michael Neimand
President, Beachbody



- Direct selling compensation and incentive programs expert
- Executive Management at Herbalife

Kathy Vrabeck
Chief Operating Officer



- 20+ years executive roles at CPG and digital M&E
- Former gaming executive at EA and Activision
- Public company board member
- Held Leadership roles at Korn Ferry and at Heidrick & Struggles

Marc Suidan
Chief Financial Officer



- Led Global PwC TMT Deals
- Led the PwC Bay Area Consulting
- Founded two start ups
- Former McKinsey consultant
- Deep transformation experience

BODi
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SUBSTANTIAL NEAR-TERM GLOBAL TAM $49B DIGITAL FITNESS $152B NUTRITION OUR TAMs: $237 BILLION OPPORTUNITY TOTAL ADDRESSABLE MARKET In Billions PERSISTING HEALTH ISSUES Operating In a Large and Underpenetrated Market Ticker: BODY Sources: Digital Fitness – Virtual Fitness Market by Market.us, 2023: The virtual fitness market size is projected to surpass around USD 187.8 Billion by 2032, and it is poised to reach a registered CAGR of 31.2% from 2023 to 2032. The global virtual fitness market size was USD 13.3 Billion in 2022. Connected Fitness - Acumen Research published Home Fitness Market, Analysis Report and Region Forecast, 2022 - 2030, 2022 Nutrition supplements - Grand View Research on global dietary supplements market, 2021: The global dietary supplements market was valued at USD 163,986.0 million in 2022 and is expected to grow at a compound annual growth rate (CAGR) of 9.0% from 2023 to 2030 Healthy Dessert - Category Pirates Analysis of the Global Confection ($189B), Global Frozen Dessert ($94B) and Global Cookies ($36B) determined to be $319B, of which 15% of adults want a healthier choice. 74% of adults in the US are overweight—this presents a massive opportunity Digital Fitness: $13 billion, growing at 31% through 2032 Nutritional Supplements: $164 billion market, growing at 9% through 2030 Healthy Dessert: 76% of US adults claim a sweet tooth, of which, 15% are seeking healthier desserts, making this a $48 billion market Connected Fitness: $12 billion market

The Only Holistic Wellness Subscription Platform Connected Fitness $50/month Nutrition & Supplements  $100 monthly AOV (average order value) 196K subscriptions Petra Kolber Mindset Programing Digital Streaming Platform $179 annual membership 1.53 million subscriptions at June 30, 2023 Digital Streaming & Live Interactive Programs Nutrition Programs & Eating Plans Personal Development Programs & Events Ticker: BODY

Our Desired Financial Model Product Lines (blended Gross Margin at 65–70%) Digital: 1.53million subscriptions x ARPU (Average Revenue Per User) of $179/annual at 75% GM Nutrition: 196,000 subscriptions x $100 AOV x 12 months at ~60% GM (1/3 stand alone orders) Bikes: aim for break even with LTV (Life Time Value) of digital at 80% GM Sales and Marketing going from 55% to ~45% of revenue Coach network: commissions and bonuses Direct media: aiming for in year payback (renewals driving ROI) Customer Database: 20 million social media followers and 14 million emails (minimal CAC - customer acquisition cost) Tech and G&A each 10-12% of revenue (20-25% combined) Generate Net Income, EBITDA and FCF (Free Cash Flow) Ticker: BODY

SELLING AND MARKETING TRANSFORMATION

Ticker: BODY

IMPROVING
NEW

Low CAC Channel

- CEO PR
- Blog
- Social Media: YouTube, Instagram, TikTok
- BODi Free tier Previews

Mining the 14M+ **Database**

Special Offers

BODi SOLUTIONS

- ❖ Digital Subscriptions
- ❖ Media Content & Programs:
  - Fitness programs
  - Nutrition programs (diet)
  - Motivation & Mindset programs
- ❖ Nutrition supplements
- ❖ AI Managed Community
- ❖ Entitlements

Selling and Marketing Channels

- Direct Marketing
- Partner Network
- Affiliate Marketing
- Amazon
- Partnerships

MISSION: HELP PEOPLE ACHIEVE THEIR GOALS LEAD HEALTHY, FULFILLING LIVES

BODi
9

Re-Inventing our LTV to CAC Model Partner network – variable commission Direct acquisition (media) in-year Payback Customer Database (20M+ social media following) – $0 costs HEALTH ESTEEM FLYWHEEL LTV KEY LEVERS ROUTE TO MARKETS (CAC) Pricing Margin/costs Retention Product penetration ATTRACT NEW SUBSCRIBERS SHARE RESULTS FITNESS NUTRITION MINDSET Ticker: BODY

OUR SOCIAL MEDIA FOLLOWINg As of AUGUST 2023 Ilana Muhlstein 2.7M Shaun T 4.9M Joel Freeman 0.5M Super Trainers Autumn Calabrese 2.0M Hailey Peters 1.4M Natasha Pehrson 2.4M Emily Fauver 5.5M Micro-Influencers (Coaches/Partners) Jess Dukes 0.6M BODiCoach411 0.8M Shakeology 1.0M Beachbody/BODi 4.5M Carl Daikeler 0.4M Jennifer Jacobs 0.5M Jericho McMatthews 0.5M Amoila Cesar 0.3M Megan Davies 0.3M Company Ticker: BODY

Our Track record of new businesses At Each Major Pivot, We Accelerated Our Path to a $1B in Aggregate Revenues OUR KEY PIVOTS YEAR LAUNCHED YEARS TO $100M YEARS TO $1B P90X Franchise 2000 5 17 Shakeology 2009 3 7 BOD 2016 1 6 BODi Health Esteem 2023 1* 5* *Forecast. Ticker: BODY

What got us here: Strong pre-public company track record World’s leading fitness content library Proven nutritional products Strong management team Our Transformation journey: Dramatically reduced our cost structure Launched a new digital platform called BODi Now: turning around our Selling and Marketing Summarizing our TURNAROUND Story Making Financial Progress on Our Strategies Ticker: BODY

Net Loss to adjusted ebitda reconciliation Ticker: BODY The non-cash charge for employee incentives which were expected to be settled in equity was recorded and included in the Adjusted EBITDA calculation during the year ended December 31, 2022. During the three months ended March 31, 2023, we reclassified the non-cash charge from employee incentives expected to be settled in equity to equity-based compensation because we settled certain employee incentives with restricted stock unit ("RSU") awards during the period. Represents a non-cash expense to reduce the carrying value of our connected fitness inventory and related future commitments. This adjustment was included during the three and six months ended June 30, 2022 because of its unusual magnitude due to disruptions in the connected fitness market. Includes restructuring expense and non-recurring personnel costs associated with executing our key growth priorities during the three and six months ended June 30, 2023 and with the consolidation of our digital platforms during the three and six months ended June 30, 2022. Primarily includes interest income.

Q&A Ticker: BODY

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